Exhibit 99

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Wilson Greatbatch Technologies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Amended Current Report on Form 8-K/A for the event reported July 9, 2002 (the "Form 8-K/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 23, 2002	/s/ Edward F. Voboril
Edward F. Voboril
Chief Executive Officer
Dated: September 23, 2002	/s/ Lawrence P. Reinhold
Lawrence P. Reinhold,
Chief Financial Officer